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                                                                    Exhibit 10.7



                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Registration Rights Agreement"), dated as of May 19, 2000, by and between Eagletech Communications, Inc., a corporation organized under the laws of the State of Nevada, with headquarters located at 305 South Andrews Avenue, Fort Lauderdale, FL 33301 (the "Company"), and the buyers set forth on the execution page hereof (the "Buyers").


                                    RECITALS


         A. Under the Securities Purchase Agreement by and between the parties of even date (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Buyer (i) a number of the Company's Series A Convertible Preferred Stock (the "Preferred Stock"), and (ii) a number of Warrants (as defined in the Securities Purchase Agreement). The Preferred Stock and dividends on the Preferred Stock are convertible in accordance with their respective terms into common stock of the Company, $.001 par value per share (the "Shares" of "Common Stock"). The Warrants are exercisable in accordance with their terms for Common Stock. The Shares of Common Stock issuable upon conversion of the Preferred Stock, issuable as dividends on the Preferred Stock or issuable upon exercise of the Warrants are referred to in this Registration Rights Agreement as the "Registerable Securities."

         B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.


                                   AGREEMENTS

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, and intending to be legally bound, the Company and the Buyers hereby agree as follows:

         1.       DEFINITIONS.

         a. As used in this Registration Rights Agreement, the following terms shall have the following meanings:

                  (i). "Preferred Stock" means the Company's Series A Convertible Preferred Stock to be issued under the Securities Purchase Agreement.

                  (ii). "Investor" or "Investors" means the Buyers and any permitted transferee(s) or assignee(s) to whom the Buyers assigns this Registration Rights Agreement and who agrees to become bound by the provisions of this Registration Rights Agreement in accordance with
         Section 9, below.

                  (iii). "Register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the Securities and Exchange Commission (the "SEC").

                  (iv). "Registerable Securities" means the Shares underlying or issued in



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         accordance with or upon conversion of the Preferred Stock or exercise of the Warrants, and any shares of capital stock issued or issuable from time to time (with any adjustments) on or in exchange for or otherwise with respect to either of the foregoing (including without limitation any shares issued pursuant to Section 2(b), below).

                  (iv). "Registration Statement" or "Registration Statements" means a registration statement or statements of the Company filed under the 1933 Act.

         b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.       REGISTRATION.

         a.       Mandatory Registration.

                  (i). The Company shall use its best efforts to prepare, and, on or before the date that is forty-five (45) days after the date of the Closing, file with the SEC a Registration Statement or Registration Statements (as necessary) on Form SB-2 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration of all of the Registerable Securities) (any of which may contain a combined prospectus with other registrations by the Company), covering the resale of all of the Registerable Securities, which Registration Statement(s), to the extent allowable under the 1933 Act and the rules promulgated thereunder (including without limitation Rule
         415), shall state that such Registration Statement(s) also covers such indeterminate number of additional Shares (the "Indeterminate Shares") as may become issuable upon conversion of the Preferred Stock or exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions.

                  (ii) To the extent the Indeterminate Shares for any reason can not be registered under the Registration Statement(s) required under
         Section 2(a)(i) above, then with respect to such Indeterminate Shares, the Company shall use its best efforts to prepare, and, on or before the date that is fifteen (15) days after the Indeterminate Shares become issuable, file with the SEC a Registration Statement or Registration Statements (as necessary) on Form SB-2 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration of all of the Indeterminate Shares) (any of which may contain a combined prospectus with other registrations by the Company), covering the resale of all of the Indeterminate Shares.

                  (iii) The Investors may engage the services of an underwriter in connection with the sale of the Registerable Securities under the Registration Statement. If Investors owning a majority of the Registerable Securities agree to engage an underwriter, all Investors must either enter into customary agreements with the underwriter or notify the Company in writing of his or her election to exclude all of the Investor's Registerable Securities from the underwritten offering.

         A copy of the Registration Statement(s) (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Buyers and their counsel before its filing or other submission.

         b. The Company shall use its best efforts to obtain effectiveness of the Registration Statement as soon as practicable. If (i) the Registration Statement required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective by the SEC within one hundred twenty (120) days after the date of its filing with the SEC (other than by reason of any act or failure to act in a timely manner by the Investor or its counsel) (the "Registration Deadline") or if, after the Registration Statement has been declared effective by the SEC, sales




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cannot be made pursuant to the Registration Statement (by reason of a suspension, a stop order, the Company's failure to update the Registration Statement, or any other reason outside the control of the Investor), or (ii) the Common Stock is not listed or included for quotation on the OTC Bulletin Board, or a United States national securities exchange or market (in either case, a "Delay"), then the Company will allow cashless exercise of the Warrants

         c. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as defined below in Section 3(a)) the Company shall decide to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send the Investor written notice of such determination. If within twenty (20) days after receipt of such notice, the Investor shall so request in writing, the Company, to the extent permitted by law, shall include in such Registration Statement all or any part of the Registerable Securities such Investor requests to be registered, subject to the following sentence. However, if, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' reasonable good faith judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then only such limited portion of the Registerable Securities will be included in the Registration Statement; provided that no portion of the equity securities which the Company is offering for its own account shall be excluded; provided, further that the Company shall be entitled to exclude Registerable Securities to the extent necessary to avoid breaching obligations existing prior to the date hereof to other shareholders of the Company.

         Any exclusion of Registerable Securities shall be made pro rata among the Investors seeking to include Registerable Securities, in proportion to the number of Registerable Securities sought to be included by such Investors. No right of the Investor to registration of Registerable Securities under this
Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registerable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registerable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Registration Rights Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

         d. Eligibility for Form SB-2.The Company represents and warrants that it meets the requirements for the use of Form SB-2 for registration of the sale by the Buyers of the Registerable Securities. In the event that Form SB-2 is not available for registration of the Registerable Securities, the Company shall register the securities on another appropriate form.

         e. Existing Registration Rights. Attached to this Agreement as Schedule 2(e) is a listing of all persons (including entities) having registration rights covering shares of Common Stock or securities convertible into or exercisable for shares of Common Stock.

         3. RELATED OBLIGATIONS. Concerning the registration of the Registerable Securities, the Company shall have the following obligations:

         a. The Company shall use its best efforts to cause such Registration Statement(s) for Registerable Securities to become effective as soon as possible after such filing, but in no event later than the Registration Deadline, and keep the Registration Statement(s) effective pursuant to Rule 415 at all times until the earliest of: (i) the date on which all of the Registerable Securities have been sold (and no further Registerable Securities may be issued in the future); (ii) the date




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as of which the Investors may immediately sell all of the Registerable
Securities without restriction; or (iii) the date on which none of the Preferred Stocks is outstanding (the "Registration Period"), which Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registerable Securities of the Company covered by the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Registration Rights Agreement is insufficient to cover all of the Registerable Securities issued or issuable upon conversion of the Preferred Stocks, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registerable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the need therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following such filing.

         c. The Company shall furnish to each Investor whose Registerable Securities are included in the Registration Statement(s): (i) one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment) and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement; and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registerable Securities owned (or to be owned) by such Investor.

         d. If required, the Company shall use reasonable efforts to: (i) register and qualify the Registerable Securities covered by the Registration Statement(s) under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds (or has the right to hold) Registerable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registerable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (B) subject itself to general taxation in any such jurisdiction,
(C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company, or (E) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its shareholders.

         e. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be




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stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

         f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registerable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

         g. As of the date of this Registration Rights Agreement, the Company is subject to the reporting requirements ("Reporting Requirements") of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). For so long as the Buyers beneficially own any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as a reporting issuer even if the 1934 Act would permit such termination.

         h. At the request of the Investor, but no more than three (3) times in any one ninety (90) day period, the Company shall furnish, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request an opinion, dated as of such requested date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Company's transfer agent and/or to the Investors. Such opinion shall be substantially as set forth in
Exhibit I attached hereto.

         i. The Company shall make available for inspection by any Investor or such Investor's professional advisors such financial information about the Company as may be reasonably necessary for purposes of due diligence, including monthly balance sheets. To the extent such information is not public, the Company may require such Investor and its advisors to execute confidentiality agreements (in form and substance reasonably satisfactory to the Company) with the Company with respect to such information.

         j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor including, but not limited to, the name of an Investor, unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         k. The Company shall cooperate with the Investors who hold Registerable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registerable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, the Investors may reasonably request and registered in such names as the




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Investors may request. Provided that the Investor has given the Company all required information regarding proposed transferees, not later than the date on which any Registration Statement registering the resale of Registerable Securities is declared effective, the Company shall deliver (at its expense) to its transfer agent instructions, accompanied by any required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular market transactions.

         l. Listing. At the time the SEC declares the Company's registration statement on Form SB-2 effective, the Company shall promptly secure the listing upon notice of issuance of the Registerable Securities underlying the Preferred Stock and the Warrants then purchased by the Buyers upon each national securities exchange or automated quotation system, if any, upon which Shares of Common Stock are then listed and shall maintain, so long as any other Shares of Common Stock shall be so listed, such listing until all Registerable Securities have been issued. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of any national securities exchange or market on which the Common Stock may then be listed, as applicable.

         m. The Company shall comply with all applicable laws relating to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the 1933 Act and the 1934 Act, as amended, and all the rules and regulations promulgated by the SEC).

         n. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registerable Securities through a Registration Statement.

         4. OTHER OBLIGATIONS. In connection with the registration of the Registerable Securities, the Investors shall have the following obligations:

         a. At least fifteen (15) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registerable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Registration Rights Agreement with respect to the Registerable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registerable Securities held by it and the intended method of disposition of the Registerable Securities held by it as shall be reasonably required to effect the registration of such Registerable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

         b. Each Investor by such Investor's acceptance of the Registerable Securities agrees to cooperate with the Company and its counsel as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registerable Securities from the Registration Statement.

         c. In the event Investors holding a majority of the Registerable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registerable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registerable Securities from the Registration Statement(s).

         d. Each Investor agrees that, upon receipt of any notice from the Company of the



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happening of any event of the kind described in Section 3(e) or 3(f), such
Investor will immediately discontinue disposition of Registerable Securities pursuant to the Registration Statement(s) covering such Registerable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registerable Securities current at the time of receipt of such notice.

         e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registerable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses incurred by the Company pursuant to Section 5 below.

         5. EXPENSES OF REGISTRATION. The Company agrees to pay all reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company. If Investors who hold a majority of Registerable Securities undertake to resell the Registerable Securities in an underwritten public offering, the Company will reasonably cooperate as is customarily required in an underwritten public offering. The Investors who participate in such a public offering shall pay all expenses incurred in connection with such registration, whether incurred by them or the Company, including without limitation, underwriting discounts and commissions, all registration, listing and qualification fees, printing charges, and fees and disbursements of accountants and counsel for the Company.

         6. INDEMNIFICATION. In the event any Registerable Securities are included in a Registration Statement under this Registration Rights Agreement:

         a. To the extent permitted by law, the Company will indemnify, hold harmless and defend each Investor who holds such Registerable Securities, the directors, officers and each person who controls any Investor within the meaning of the 1933 Act or the 1934 Act, if any, and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and the officers of, and each person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, together with actions, proceedings or inquiries by any regulatory or self regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or Blue Sky filing or the omission or alleged omission to state a material fact therein required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registerable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in
Section 6(d) with respect to the number of legal counsel, the Company shall




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reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registerable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of the material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company or the failure of the Investor to comply with federal or state law relating to the offering or sale of the Registerable Securities; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registerable Securities by the Investors pursuant to Section 9.

         b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such shareholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or to the extent such Claim is based upon any violation or alleged violation by the Investor of the 1933 Act, 1934 Act or any other law; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registerable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registerable Securities by the Investors under Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

         c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.




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         d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registerable Securities included in the Registration Statement to which the Claim relates; provided, that the Company shall have the right to approve the selection of counsel and legal fees and expenses of such firm shall be reasonable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registerable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any seller of Registerable Securities who was not guilty of fraudulent misrepresentation, and (iii) contribution by any seller of Registerable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registerable Securities.

         8. REPORTS UNDER THE 1934 ACT. With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

         a. make and keep public information available, as those terms are defined in Rule 144;

         b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

         c. furnish to each Investor so long as such Investor owns Registerable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

         9. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to have the Company register Registerable Securities pursuant to this Registration Rights Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registerable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, (vi) such transferee shall submit evidence reasonably satisfactory to the Company that the Transferee is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vii) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment. Notwithstanding anything herein to the contrary, no assignment of the rights represented by this Registration Rights Agreement shall be effective unless in compliance with any applicable securities laws of any applicable jurisdiction.

         10. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Registration Rights Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investors who hold a majority of the Registerable Securities and including the affirmative vote of Trinity Technology Management Incorporated. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11. LOCK-UP PROVISIONS. From the date of this Agreement until 90 days after the Company's SB-2 Registration Statement required by Sections 2 and 3 of this Agreement becomes effective, none of the Company's five percent (5%) or greater shareholders ("5% Shareholders") may sell more than ten percent (10%) of their holdings. Each of the 5% Shareholders will be required to enter into a lock-up agreement substantially in the form attached as Exhibit 11.

         11.      MISCELLANEOUS.

         a. A person or entity is deemed to be a holder of Registerable Securities whenever such person or entity owns of record such Registerable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registerable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registerable Securities.

         b. Any notices required or permitted to be given under the terms of this Registration Rights Agreement shall be sent by registered or certified mail, return receipt requested, or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier or facsimile, in each case properly addressed to the party to receive such notice. The addresses for such communications shall be:



         To the Company:   Mr. Robert J. Dobbs, Jr., President
                           Eagletech Communications, Inc.
                           305 South Andrews Avenue
                           Fort Lauderdale, FL 33301
                           TEL.: 954-462-1494

         If to the Buyers, at the addresses on the signature page of the Securities Purchase Agreement. Each party shall provide written notice to the other party of any change in address.

         c. Failure of any party to exercise any right or remedy under this Registration Rights Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         d. This Registration Rights Agreement shall be governed by and interpreted in accordance with the laws of the state of Florida without regard to the principles of conflict of laws. If any provision of this Registration Rights Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Registration Rights Agreement in that jurisdiction or the validity or enforceability of any provision of this Registration Rights Agreement in any other jurisdiction. The Company irrevocably consents to the jurisdiction of the state and federal courts of the state of Florida in any suit or proceeding arising out of or based on this Registration Rights Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of inconvenient forum to the maintenance of such suit or proceeding. Service of process in any civil action relating to or arising out of this Registration Rights Agreement (including also all Exhibits or Addenda hereto) or the transaction(s) contemplated herein may be accomplished in any manner provided by law.

         e. This Registration Rights Agreement, the Preferred Stock, the Warrants and the Securities Purchase Agreement (including all exhibits and addenda thereto) constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Registration Rights Agreement and the other agreements previously identified supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         f. Subject to the requirements of Section 9 hereof, this Registration Rights Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

         g. The headings in this Registration Rights Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         h. This Registration Rights Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute the same agreement. This Registration Rights Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of the signature page of this Registration Rights Agreement bearing the signature of the party so delivering to the other party, with the original executed Registration Rights Agreement to be delivered to the other party via overnight delivery.

         i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Registration Rights Agreement and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                    EAGLETECH COMMUNICATIONS, INC.


                                    By: _______________________________________
                                           Robert J. Dobbs, Jr., President




                      SIGNATURE PAGE CONTINUED ON NEXT PAGE

                                    ___________________________________________
                                          Buyer

Buyers Information                  Name: _____________________________________
                                    Address: __________________________________
                                             __________________________________
                                    Telephone: ________________________________
                                    Tax I.D. No.: _____________________________



                                    ___________________________________________
                                          Buyer

Buyers Information                  Name: _____________________________________
                                    Address: __________________________________
                                             __________________________________
                                    Telephone: ________________________________
                                    Tax I.D. No.: _____________________________



                                    ___________________________________________
                                          Buyer

Buyers Information                  Name: _____________________________________
                                    Address: __________________________________
                                             __________________________________
                                    Telephone: ________________________________
                                    Tax I.D. No.: _____________________________



                                    ___________________________________________
                                          Buyer

Buyers Information                  Name: _____________________________________
                                    Address: __________________________________
                                             __________________________________
                                    Telephone: ________________________________
                                    Tax I.D. No.: _____________________________